UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2007

RENOVIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50564	94-3353740
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Corporate Drive

San Francisco, California 94080

(Address of Principal Executive Offices)

(650) 266-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 18, 2007, Renovis, Inc., a Delaware corporation (“Renovis”), and Evotec AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany (“Evotec”) issued a joint press release announcing the proposed merger of Renovis and Evotec.

A copy of the joint press release announcing the proposed merger was issued on September 18, 2007 and is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated September 18, 2007 announcing the proposed merger of Renovis, Inc. and Evotec AG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENOVIS, INC.

Date: September 18, 2007	By:	/s/ Corey S. Goodman, Ph.D.
	Name:	Corey S. Goodman, Ph.D.
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated September 18, 2007 announcing the proposed merger of Renovis, Inc. and Evotec AG.